Exhibit 99.1

FORWARD-LOOKING STATEMENTS Some of the statements in this presentation may constitute forward-looking statements. Words such as "anticipate," "expect," "project," "intend," "plan," "believe," "target," "aim," "will" and words and terms of similar substance and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of our management as well as assumptions made by and information currently available to us and reflect our current view concerning future events. As such, they are subject to risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the businesses of Crumbs will not be integrated successfully; the risk that the benefits anticipated from the business transaction with Crumbs may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items are not realized, the risk of disruption from the business transaction making it more difficult to maintain relationships with customers, employees or suppliers; a reduction in industry profit margin; the inability to continue the development of the Crumbs brand; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; changing legislation and regulatory environments; the ability to meet the NASDAQ Stock Market continued listing standards; a lower return on investment; the inability to manage rapid growth; requirements or changes affecting the business in which Crumbs is engaged; the general volatility of the market prices of our securities and general economic conditions; our ability to successfully implement new strategies; operating hazards; competition; the loss of key personnel. These risks, as well as other risks associated the recently consummated merger, are more fully discussed in the Registration Statement on Form S-3 (File No. 333-175408), filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included herein speak only as of the date of this presentation. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, results could differ materially from those expressed by such forward-looking statements. Neither Crumbs, nor its parent, 57th Street, undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation.

CRUMBS OVERVIEW

SWEET BEGINNINGS

* Founded in 2003 by Mia and Jason Bauer, husband & wife team
* Cupcake landscape prior to Crumbs - Vanilla, Chocolate, Lemon, Strawberry
* Crumbs cupcakes have creative combinations of filling, frosting and decorations with over 75 varieties baked daily, including (now the industry standard):

  - Blackbottom Cheesecake
  - Cookies & Cream
  - Chocolate Pecan Pie
  - Caramel Apple
  - Chocolate Covered Strawberry
  - Red Velvet

* Over 1 million cupcakes sold per month
* Over 150 different sweets offered daily include: danishes, scones, croissants, muffins, brownies, cakes, pies and cookies
* Beverage program includes gourmet whole leaf teas, espresso based drinks, drip coffees, hot chocolate and homemade sodas
* Legal name is currently 57th Street General Acquisition Corp.
* Ticker symbols "CRMB", "CRMB.U" and "CRMB.W"


CRUMBS
BAKE SHOP

BAKE CRUMBS SHOP | 4

CUPCAKE SIZES * Taste Size Just enough to whet your appetite, these measure about one inch and are perfect to pop in your mouth. * Classic Size About the size of a supermarket cupcake but with all the deliciousness of our Signature size. * Signature Size Not your average cupcake. Over four inches in height, they are big enough to cut in quarters and share. They set the standard for gourmet cupcakes with heaps of frosting and toppings.

GROWING BRAND RECOGNITION Ranked 10th on Inc. Magazine's list of top breakout companies of 2010, which includes Foursquare, Groupon, and Pandora Radio (1) Ranked 10th on Inc. Magazine's list of nation's fastest-growing private companies of 2009 within the food and beverage industry (1) Currently operating 35 company-owned stores Targeting approximately 200 stores by the end of 2014 E-commerce Division @ www.crumbs.com Shipping nationwide (1) Source: Inc. Magazine

BROAD DEMOGRAPHIC APPEAL We appeal to everyone from age 8-80 in every socio-economic class They are not counting calories but enjoying the moment Typical Customer: Mom/strollers Tastemakers Office workers and managers Celebrities Everyone in between Proven success in: Urban Suburban Commercial Residential markets

SALES MIX 17% 18% 25% 40% 2pm-6pm 6pm-11pm Day-Part Sales Mix 11am-2pm 6am-11am 11% 3% 77% 9% Beverages Cupcakes Miscellaneous Other Baked Goods Product Sales Mix

Quality and consistency Unit economics much stronger Small foot print (800-1200 sq. ft. vs. 2,000-3,000 sq. ft) Low build-out cost compared to industry ($300,000) Location, location, location No baking = no venting = class A office building Quicker build out Bulk purchasing efficiencies CONTRACT MANUFACTURING MODEL

SOCIAL MEDIA: STAYING CONNECTED Social media avenues such as Facebook, Twitter, and Foursquare allow Crumbs to stay connected with its fans We announce a new and delicious Cupcake of the Month each month in addition to sponsoring contests and cupcake giveaways Since joining Facebook, the number of cupcake friends has continued to rise past 50,000!

GROWTH STRATEGY

Significantly under penetrated markets 2011 16 to 18 stores planned in current markets Areas already determined Expansion into transportation hubs, a first for the category, includes Union Station in Washington, D.C. (Opened 12/30/10) & Continental Airlines Terminal in Newark Liberty Airport (Opened 1/19/11) 2012 38 to 42 stores planned in existing and new markets such as Boston and Philadelphia. Continue to reach new customers in markets where we don't have stores via our website, www.crumbs.com EXPANSION STRATEGY

CRUMBS INITIAL GROWTH POTENTIAL Phase I Phase II * Metros demanding 4+ Crumbs 5 Crumbs Bake Shops 12 Crumbs Bake Shops 25 Crumbs Bake Shops

FINANCIAL HIGHLIGHTS

$2.2 M $3.0 M $5.3 M $9.3 M $23.5 M $31.1 M $45 M - $50 M REVENUE GROWTH $542,200 $1.5 M $2.2 M $3.0 M $5.3 M $9.5 M $23.5 M $31.1 M Notes: 2008 - 2010 revenue are based on audited results.

ATTRACTIVE UNIT ECONOMICS Average Store Sales Average Build-out Cost Modest G&A and Interest Expense Leverage Cash Payback EBITDA Cash on Cash Sales to Investment Ratio $1,100,000 $300,000 ~ 20% ~ 17 months ~ 72% ~ 3.7X

SALES PSF COMPARED TO INDUSTRY $390 $480 $680 $568 $900 $1,000+ Sources: RBC Capital Markets and Robert W. Baird estimates - December 2010

2011 Projected Sales between $40-$45 million Adjusted EBITDA between $850K - $1.35 million 16-18 new stores, back end loaded 2012 Projected Sales between $80-$85 million Adjusted EBITDA between $7.5-$8.5 million 38-42 new stores Year-end 2014 Projected Approximately 200 Crumbs locations nationwide * Reconciliation of adjusted EBITDA to GAAP can be found on slide 19. OUTLOOK

ADJUSTED EBITDA RECONCILIATION(1) Years Ended Years Ended Years Ended Years Ended Years Ended Years Ended Years Ended Years Ended December 31 December 31 December 31 December 31 December 31 2011 2011 2011 2012 2012 Net income (2) $ (1,420) $ 3,012 Income Taxes, including any gains or losses resulting from the change in estimate Relating to the Tax Receivable Agreement (3)(4) 0 650 Depreciation 1,365 2,545 Accelerated Depreciation of Abandoned Leasehold Improvements 15 0 Amortization 125 149 Deferred Rent Expense 917 1,894 Non-recurring expenses 98 0 Adjusted EBITDA as presented $ 1,100 $ 8,250 Earnings per Share (5) (0.15) 0.32 Outstanding Shares (5) 9,405,885 9,405,885 (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (1) Amounts illustrate the relationship between Net Income and Adjusted EBITDA at or above the midpoint of the projected ranges reflected on page 18. Amounts are reflected in thousands, except for earnings per share and outstanding shares. (2)Net income includes net income attributable to both the common stockholders of 57th Street and the existing members of Crumbs Holdings LLC immediately prior to merger with respect to the securities exchangeable into 57th Street common stock. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (3) Assumes no exchanges of equity securities received by Crumbs owners into common stock, and therefore, no payments under the tax receivable agreement with respect to exchanges. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock. (4) Income taxes do not include the tax distributions in the amount of $180,000 and $540,000, for the fiscal years ended December 2011 and December 2012, respectively, which will be made to the members of Crumbs Holdings LLC with respect to the securities exchangeable into 57th Street common stock. (5) The calculation of earnings per share assumes all outstanding Exchangeable Units are exchanged for Common Shares of 57th Street. The calculation of earnings per share for 2011 and 2012 does not take into account the issuance of any Contingent Exchangeable Units based on certain stock price targets of 57th Street common stock.

Capitalization* Common Stock Common Stock Outstanding upon closing of IPO 6,062,556 Adjustments at Merger with Crumbs on 5/5/11 Common Stock tendered (1,594,584) Common Stock issued in lieu of expenses 176,519 Sponsor Common Stock cancelled (150,000) Common Stock issued in exchange for Warrants 370,000 Units of Crumbs Member exchanged for Common Stock 641,394 Subtotal 5,505,885 Exchangeable Units issued to Crumbs Members 3,900,000 (1) Total 9,405,885 (2) Preferred Stock (3) Preferred Stock Outstanding upon closing of IPO ----- Preferred Stock issued to Crumbs Members 454,139.4 (4) Preferred Stock redeemed (64,139.4) Total 390,000 * See footnotes on slide 21

Capitalization Cont. (1) Exchangeable Units are exchangeable for shares of Common Stock on a one for one basis (subject to certain adjustments related to organic dilution) at the request of any holder of such units. (2) Does not give effect to the following: Issuance of Common Stock upon exercise of outstanding warrants: 5,456,300 Contingency Units* issuable to members as earn-out consideration: 4,400,000 Common Stock reserved for issuance under Equity Incentive Plan: 338,295 *Contingency Units are exchangeable for shares of Common Stock on a one for one basis (3) Other than Series A Voting Preferred Stock, issued upon the closing of the merger on May 5, 2011, no other shares of preferred stock are issued and outstanding. Series A Voting Preferred Stock, among other things, initially entitles its holders to vote 10 votes per share (subject to anti dilution) in all matters for which shares of Common Stock vote, and further entitles its holders voting as a class to certain special voting rights including the right to appoint certain directors during an earn-out period (expiring December 31, 2015). (4) Shares of Series A Voting Preferred Stock will be proportionately redeemed upon exchange of Exchangeable Units (e.g. the number of shares of Series A Voting Preferred Stock redeemed will, subject to equitable adjustment, equal the number of Exchangeable Units exchanged divided by 10).

Non-GAAP Information Crumbs is providing Adjusted EBITDA information, which is defined as net income of the combined company, including net income attributable to any non-controlling interest, determined in accordance with all applicable and effective GAAP pronouncements up to December 31, 2010, before interest income or expense, income taxes and any gains or losses resulting from the change in estimate relating to the Tax Receivable Agreement, depreciation, amortization, deferred rent expense, losses or gains resulting from adjustments to the fair value of the contingent consideration, stock-based compensation expense, extraordinary or non-recurring expenses and all other extraordinary non-cash items for the applicable period as a compliment to U.S. generally accepted accounting principles (GAAP) results. Adjusted EBITDA measures are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity. Adjusted EBITDA is not considered a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing our financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Reconciliations of non-GAAP financial measures are provided in the accompanying tables. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. DISCLOSURE

* Jason Bauer Co-Founder of Crumbs and Chief Executive Officer Background: numerous entrepreneur ventures * Mia Bauer Co-Founder of Crumbs and Chief Creative Officer Background: lawyer turned baker * Chuck Ireland Chief Financial Officer Background: 26 years in public accounting including restaurant and food service businesses Gary Morrow Vice President of Store Operations Background: 10 yrs at Starbucks, regional & corporate headquarters positions MANAGEMENT & BOARD OF DIRECTORS * Edwin Lewis - Chairman of the Board of Directors Background: Polo Ralph Lauren, Tommy Hilfiger, and Mossimo * Julian R. Geiger - Board of Directors Background: 17 years as CEO of Aeropostale * Mark Klein - Board of Directors Background: financial services and asset management * Frederick G. Kraegel - Board of Directors Background: evaluating businesses and financial consulting * Andrew J. Moger - Board of Directors Background: founder of Branded Development Concepts * Leonard A. Potter - Board of Directors Background: Chief Investment Officer of Salt Creek Hospitality, LLC. * Jeffrey D. Roseman - Board of Directors Background: founding partner of Newmark Knight Frank Retail, LLC.